UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

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[X]	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of the Registrant as Specified In Its Charter )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
KINGSWAY FINANCIAL SERVICES INC.
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE MEETING TO BE HELD ON WEDNESDAY, MAY 27, 2015

DATED April 30, 2015

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN THAT an annual meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 1:00 p.m. (Toronto time) on Wednesday, May 27, 2015 at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, for the following purposes:

1)	To receive and consider the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2014 together with the report of the auditors thereon;

2)	To elect five directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed;

3)
To approve the appointment of BDO USA LLP as the auditors of the Corporation for the fiscal year ending December 31, 2015 and to authorize the board of directors of the Corporation (the “Board”) to set the auditors’ remuneration;

4)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay); and

5)	To transact such other business as may properly come before the Meeting, and any postponements or adjournments thereof.
The accompanying management information circular and proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.
Only shareholders of record at the close of business on April 27, 2015 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, before 1:00 p.m. (Toronto time) on May 25, 2015, or if the meeting is adjourned or postponed, no later than 5:00 p.m. (Toronto time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.
By Order of the Board of Directors

“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors
Toronto, Ontario
April 30, 2015
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2015.
The Notice of Annual Meeting of Shareholders, Management Information Circular and Proxy Statement and Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS

Dear Shareholder,
I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual meeting, which convenes at 1:00 p.m. (Toronto time) on Wednesday, May 27, 2015, at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4. At the meeting, you will be asked to receive and consider the consolidated financial statements, elect five directors, approve the appointment of BDO USA LLP as our independent registered public accounting firm, and consider the approval of the compensation of the named executive officers on a non-binding and advisory basis.
Whether or not you plan to attend the meeting, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope, or vote by telephone or the Internet. If you have Internet access, we encourage you to record your vote via the Internet. If you attend the annual meeting and vote in person, your vote in person will revoke any proxy previously submitted.
I appreciate your participation, and I look forward to seeing you on May 27, 2015 in Toronto.
Sincerely,
“Larry G. Swets, Jr.”
Larry G. Swets, Jr.
President and Chief Executive Officer

GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES
This management information circular and proxy statement (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management of Kingsway Financial Services Inc. (the “Corporation," "Kingsway," "us," or "we") for use at the annual meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Wednesday, May 27, 2015 at 1:00 p.m. (Toronto time) at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). The form of proxy and this Circular are being sent to shareholders on or about May 6, 2015.
The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. The Corporation has also retained Kingsdale Shareholder Services (“Kingsdale”) in connection with the solicitation of proxies at a cost of $15,000 and reimbursement of disbursements related to the solicitation. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing of this Circular and proxy material to shareholders, will be borne by the Corporation.
All of the dollar amounts in this Circular are expressed in U.S. dollars, except where otherwise indicated. References to "dollars" or "$" are to U.S. dollars, and any references to "CAD$" are to Canadian dollars.
QUORUM
A quorum is required in order for the Meeting to be properly constituted. Two (2) or more shareholders personally present and representing, either in their own right or by proxy, not less than twenty-five percent (25%) of the issued shares of the Corporation shall constitute a quorum of the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The authorized capital of the Corporation consists of an unlimited number of common shares (the “Shares” or “Common Shares”) and an unlimited number of Class A Preferred Shares issuable in series. As of the close of business on April 27, 2015, the record date for the Meeting (the “Record Date”), 21,682,051 Common Shares were outstanding of which 1,972,345 Common Shares are currently restricted from voting (each a “Restricted Common Share”) pursuant to the Corporation's 2013 Equity Incentive Plan dated December 4, 2013 (as amended) (the "2013 Equity Incentive Plan"). The Restricted Common Shares represent 9.1% of the outstanding Common Shares. Therefore, there are 19,709,706 Common Shares entitled to vote at the Meeting. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the “TSX”) and the New York Stock Exchange (the “NYSE”) under the symbol “KFS.” As of the close of business on April 27, 2015, there were 262,876 class A convertible preferred shares, series 1 (the “Preferred Shares”) issued and outstanding. Each Preferred Share is convertible into 6.25 Common Shares at a conversion price of $4.00 per Common Shares at the option of the holder at any time prior to April 1, 2021. The currently outstanding Preferred Shares are not entitled to be voted at the Meeting.
The Restricted Common Shares shall become fully vested, and the Restriction Period (as defined below) shall lapse, as of the tenth anniversary of the date of grant if the holders thereof remain in continuous employment with the Corporation through such anniversary (the “Vesting Date”). During the period between the date of grant and the Vesting Date (the “Restriction Period”), the holders of Restricted Common Shares may not sell, transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the Restricted Common Shares, except as provided in the 2013 Equity Incentive Plan. The holders of Restricted Common Shares have all rights as shareholders of the Corporation during the Restriction Period in respect of the Restricted Common Shares, including, but not limited to, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that they may not vote the Restricted Common Shares until the Vesting Date. Pursuant to the terms of the

2013 Equity Incentive Plan, if a takeover bid is made for Common Shares, all outstanding Restricted Common Shares immediately shall become fully vested and the Restriction Period applicable to such Restricted Common Shares shall lapse.
As of the Record Date, to the knowledge of the Corporation’s directors and executive officers, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, voting securities of the Corporation carrying more than 10% of the voting rights attached to any class of voting securities of the Corporation, except as set out below.

Principal Security Holder	Number of Common Shares owned or controlled	Approximate Percentage of Issued and Outstanding Common Shares Entitled to be Voted at the Meeting
Joseph Stilwell (1)	3,772,218	19.1%

(1)
As of the date hereof, Mr. Stilwell, a director of the Corporation, owns 162,500 Common Shares directly and is the owner of Stilwell Value LLC, the General Partner of each of Stilwell Activist Fund, L.P. (which owns 189,816 Common Shares), Stilwell Activist Investments, L.P. (which owns 1,211,836 Common Shares), Stilwell Associates, L.P. (which owns 903,066 Common Shares), Stilwell Value Partners III, L.P. (which owns 60,000 Common Shares) and Stilwell Value Partners IV, L.P. (which owns 1,245,000 Common Shares)..

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of April 27, 2015, by: (i) each shareholder known by the Corporation to be a beneficial owner of more than 5% of the Corporation’s outstanding Common Shares; (ii) each director and director nominee of the Corporation; (iii) the Chief Executive Officer and each additional executive officer named in the 2014 summary compensation table under the heading “Executive Compensation” in this Circular; and (iv) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Pierce Road, 6th Floor, Itasca, IL, 60143.

Beneficial Owner	Number of Common Shares	Percent of Common Shares Outstanding(1)	Number of Common Shares and Restricted Common Shares	Percent of Common Shares and Restricted Common Shares Outstanding (2)
Gregory P. Hannon	1,992,393 (3)	10.07%	1,992,393	9.15%
Terence M. Kavanagh	1,979,393 (3)	10.00%	1,979,393	9.09%
Oakmont Capital	1,944,643(4)	9.83%	1,944,643	8.94%
Joseph Stilwell	3,854,361(5)	19.47%	3,854,361	17.71%
Larry G. Swets, Jr.	1,066,419(6)	5.30%	2,449,084(6)(7)	4.83%
Gary Schaevitz	555,916(8)	2.79%	555,916	2.53%
William A. Hickey, Jr.	156,016(9)	*	385,516(9)(10)	*
Hassan R. Baqar	63,368	*	178,868(11)(12)	*
Long Meadow Holdings, L.P.	1,211,858(13)	6.15%	1,211,858	5.59%
Fundamental Global Partners, LP	1,164,892(14)	5.91%	1,164,892	5.37%
All Directors and Executive Officers as a Group (7 persons)	9,667,866	48.74%	11,395,531	44.33%

* Indicates less than 1%.

(1)
Except as otherwise provided, all percentages in this column are calculated based upon: 1) the total number of Common Shares held by the owner, plus the number of convertible securities such as options and Preferred Shares exercisable within sixty (60) days held by the owner, divided by 2) 19,709,706, being the total number of common shares outstanding and entitled to vote of as of April 27, 2015, plus the number of convertible securities such as options and Preferred Shares exercisable within sixty (60) days held by the owner. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the holder exercises all convertible securities.

(2)
Except as otherwise provided, all percentages in this column are calculated based upon: 1) the total number of Common Shares and Restricted Common Shares held by the owner, plus the number of convertible securities such as options and Preferred Shares exercisable within sixty (60) days held by the owner, divided by 2) 21,682,051, being the total number of Common Shares and Restricted Common Shares outstanding as of April 27, 2015, plus the number of convertible securities such as options and Preferred Shares exercisable within sixty (60) days held by the owner. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the holder exercises all convertible securities.

(3)
Includes 82,143 Common Shares underlying 13,143 Preferred Shares that are currently convertible into Common Shares of the Corporation that are held by Oakmont Capital Inc., an Ontario corporation (“Oakmont”). According to a Schedule 13D/A filed with the SEC on September 16, 2013 jointly on behalf of Oakmont, E.J.K. Holdings Inc., an Ontario corporation (“EJK”), 1272562 Ontario Inc., an Ontario corporation (“1272562”), Gregory P. Hannon and Terence M. Kavanagh, each of EJK and 1272562 owns 50% of the outstanding voting stock of Oakmont. As such, Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,862,500 shares owned directly by Oakmont. EJK directly owns 6,000 common shares of the Corporation, and Mr. Kavanagh has shared voting power and shared dispositive power with respect to these shares by virtue of his ownership of all of the outstanding voting stock of EJK. 1272562 directly owns 3,000 common shares of the Corporation, and Mr. Hannon has shared voting and shared dispositive power with respect to these shares by virtue of his ownership of all of the outstanding voting stock of 1272562. Mr. Kavanagh has sole voting power and sole dispositive power with respect to 26,875 common shares of the Corporation owned through a self-directed Retirement Savings Plan, 1,750 shares owned directly and 125 shares owned directly by a trust for his nephew (of which Mr. Kavanagh is the sole trustee). Mr. Hannon has sole voting power and sole dispositive power with respect to 22,500 Common Shares of the Corporation owned directly by him or through a self-directed Retirement Savings Plan and 4,500 shares owned directly by two trusts for Mr. Hannon’s children (Mr. Hannon is the sole trustee of both of these trusts). In addition, Mr. Hannon has shared voting power and shared dispositive power with respect to 4,000 common shares of the Corporation owned directly by Gilter Inc., an Ontario corporation of which all of the outstanding voting stock is owned by the Gregory Hannon Family Trust (Mr. Hannon is one of two trustees of this trust). Mr. Hannon may also be deemed the beneficial owner of 13,750 common shares of the Corporation owned directly by Mr. Hannon’s spouse.

(4)	Mr. Hannon and Mr. Kavanagh share voting and dispositive control over 1,862,500 shares owned directly by Oakmont (including 13,143 Preferred Shares that are currently convertible into Common Shares).

(5)
Includes 82,143 Common Shares underlying 13,143 Preferred Shares that are currently convertible into Common Shares of the Corporation. According to a Schedule 13D/A filed with the SEC on September 22, 2014 on behalf of Stilwell Value Partners III, L.P., a Delaware limited partnership (“Stilwell Value Partners III”); Stilwell Value Partners IV, L.P., a Delaware limited partnership (“Stilwell Value Partners IV”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); and Joseph Stilwell, a U.S. citizen, Stilwell Value Partners III, Stilwell Value Partners IV, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Associates (the “Investment Partnerships”) are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is the general partner of each of the Investment Partnerships, and Mr. Stilwell is the owner of Stilwell Value LLC. The Investment Partnerships and the management of Stilwell Value LLC have shared voting and shared dispositive power over all of the shares reported above. The business address of this stockholder is 111 Broadway, 12th Floor, New York, NY 10006.

(6)	Mr. Swets owns 666,419 Common Shares directly (plus 400,000 options that are currently exercisable).

(7)	1,382,665 Restricted Common Shares have been issued to Mr. Swets pursuant to the 2013 Equity Incentive Plan.

(8)
Mr. Schaevitz directly owns 250,000 Preferred Shares convertible into 40,000 Common Shares, 196,758 Common Shares directly, and 109,158 Common Shares indirectly via a trust. Mrs. Sandra Schaevitz has voting and dispositive control over the shares held by the trust.

(9)	Mr. Hickey owns 56,016 Common Shares directly (plus 100,000 options that are currently exercisable).

(10)	229,500 Restricted Common Shares have been issued to Mr. Hickey pursuant to the 2013 Equity Incentive Plan.

(11)	Mr. Baqar owns 28,368 Common Shares directly (plus 35,000 options that are currently exercisable).

(12)	115,500 Restricted Common Shares have been issued to Mr. Baqar pursuant to the 2013 Equity Incentive Plan.

(13)
According to a Schedule 13G/A filed with the SEC on January 22, 2015 on behalf of Long Meadow Holdings, L.P., a Delaware limited partnership (“LMH”), Long Meadow Investors, LLC, a Delaware limited liability company (“LMI”), Michael J. Moss, a U.S. citizen, and Jonathan W. Old, III, a U.S. citizen, LMH holds 1,211,858 Common Shares. LMI is the general partner of LMH, and Messrs. Moss and Old are managing members of LMI. LMH, LMI and Messrs. Moss and Old may be deemed the beneficial owners of the shares held by LMH by virtue of the fact that they have the shared power to vote and dispose of such shares. The business address of this stockholder is 1200 High Ridge Road, Stamford, CT 06905.

(14)
According to a Schedule 13D filed with the SEC on December 10, 2014 on behalf of Fundamental Global Partners, LP (the “Fund”), a Delaware limited partnership, Fundamental Global Partners Master Fund, LP (the “Master Fund”), a Cayman Islands exempted limited partnership, Fundamental Global Partners GP, LLC (the “General Partner”), a North Carolina limited liability company, FG Partners GP, LLC (the “Master Fund General Partner”), a Florida limited liability company, and Fundamental Global Investors LLC (the “Investment Manager”), a North Carolina limited liability company, the Fund holds 393,755 Common Shares and the Master Fund holds 771,137 Common Shares. The General Partner is the general partner of the Fund, the Master Fund General Partner is the general partner of the Master Fund, and the Investment Manager is the investment manager for the Fund and the Master Fund. The Fund beneficially owns, and has the shared power to direct the voting and disposition of, the 393,755 Common Shares held by the Fund, and the Master Fund beneficially owns, and has the shared power to direct the voting and disposition of, the 771,137 Common Shares held by the Master Fund. The General Partner, as the general partner of the Fund, has the shared power to direct the voting and disposition of the Common Shares held by the Fund. The Master Fund General Partner, as the general partner of the Master Fund, has the shared power to direct the voting and disposition of the Common Shares held by the Master Fund. The Investment Manager, as the investment manager of the Fund and the Master Fund, has the shared power to direct the voting and disposition of the Common Shares held by the Fund and the Master Fund. The business address of this shareholder is 4201 Congress Street, Suite 140, Charlotte, NC 28209.
Q&A ON PROXY VOTING
Q:    What am I voting on?

A:
Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the approval of the appointment of the auditors of the Corporation; and (iii) the approval of an advisory non-binding resolution approving the 2014 compensation of the named executive officers, as disclosed in this Circular.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. Holders of the currently outstanding Preferred Shares are not entitled to vote at the Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:    Who can I call with questions?

A:
If you have questions about the information contained in this Circular or require assistance in completing your form of proxy, please call Kingsdale Shareholder Services, the Corporation’s proxy solicitation agent, toll-free at 1-866-851-4179. Further contact details for Kingsdale Shareholder Services are located on the back cover of this Circular.

Q:    How do I vote?
A:    If you are a registered shareholder there are a number of ways you can vote your Shares:

•	In Person: You may vote in person at the Meeting.

•
By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting. Return the form of proxy by mail to:

Computershare Investor Services
100 University Avenue, 8th Floor
Toronto, Ontario
M5J 2Y1

•
By Telephone: You may vote your Shares by telephone. Shareholders located in Canada or in the United States may vote by telephone by calling 1-866-732-8683. You will need to enter the 15-digit control number provided on the form of proxy to vote your shares over the phone.

•	By Internet: You may vote over the Internet by going to www.investorvote.com. You will need to enter your 15-digit control number provided on the form of proxy to vote your shares over the internet.

•
Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 1:00 p.m. (Toronto Time), on May 25, 2015.

If you are a beneficial shareholder, the intermediary (usually a bank, trust company, broker, securities dealer or other financial institution) through which you hold your shares will send you instructions on how to vote your shares. Please follow the instructions on your voting instruction form.
Q:    What if I plan to attend the Meeting and vote in person?

A:
If you are a registered shareholder and plan to attend the Meeting on May 27, 2015 and wish to vote your Shares in person at the Meeting, do not complete or return the form of proxy. When you arrive to vote in person at the Meeting, please register with the transfer agent, Computershare Investor Services Inc. (“Computershare”) and your vote will be counted in person. If your Shares are held in the name of a nominee and you wish to attend the Meeting, refer to the answer to the question “If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?” for voting instructions.

Q:    Who is soliciting my proxy?

A:
Your proxy is being solicited by or on behalf of management and the Board and the associated costs will be borne by the Corporation. The Corporation has also retained Kingsdale in connection with the solicitation of proxies at a cost of $15,000 and reimbursement of disbursements related to the solicitation. The solicitation will be made primarily by mail, but may also be made in writing or in person by the employees of the Corporation or Kingsdale.

Q:    What happens if I sign the form of proxy enclosed with this Circular?

A:
Signing the enclosed form of proxy gives authority to Terence M. Kavanagh, Chairman of the Board, or failing him, Larry G. Swets, Jr., President and Chief Executive Officer of the Corporation, respectively, or to another person you have appointed, to vote your Shares at the Meeting.

Q:    Can I appoint someone other than these representatives to vote my Shares?

A:
Yes. Write the name of this person or entity, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your Shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of Computershare.

Q:    What do I do with my completed proxy?

A:
Return it to Computershare in the envelope provided or at Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

Q:    How will my Shares be voted if I give my proxy?

A:
On the form of proxy, you can indicate how you want your proxyholder to vote your Shares, or you can let your proxyholder decide for you. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder can vote your Shares as he or she sees fit in accordance with their best judgment.
In the absence of such directions, however, the management nominees will vote your Shares in favor of: (i) the election of directors of the Corporation; (ii) the appointment of the auditors of the Corporation; and (iii) the approval of an advisory non-binding resolution approving the 2014 compensation of the named executive officers, as disclosed in this Circular.
Q:    If I change my mind, can I revoke or change my proxy once I have given it?

A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:

(i)
Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway’s Chief Financial Officer at the following address: 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. The statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, signed under its corporate seal or by a duly authorized officer or attorney of the corporation;

(ii)	If you sent a form of proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received according to the deadline below;

(iii)
Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so and following the instructions on the form of proxy; or

(iv)	Appear in person at the Meeting, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).
Any revocation of a proxy must be delivered either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the meeting, or to the Chairman of the Board on the day of the Meeting, Wednesday, May 27, 2015, or any adjournment or postponement of the Meeting, prior to the time of the meeting.
Q:    What if amendments are made to these matters or if other matters are brought before the Meeting?

A:
The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment or postponement thereof, whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine, and whether or not the amendment, variation or other matter that comes before the meeting is contested.

As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.
Q:    How many Shares are entitled to vote?

A:
As of the Record Date, there were 19,709,706 Common Shares entitled to be voted at the Meeting. Each registered shareholder has one (1) vote for each Common Share held at the close of business on the Record Date.

Q:    How will the votes be counted?

A:
Each item of business brought before the Meeting requires a majority of votes cast on each matter for approval. In the case of equal votes, the Chairman of the Meeting is not entitled to a second or casting vote. Abstentions from voting and broker non-votes will not be counted and will have no effect on the approval of matters to be considered at the Meeting. No holders of any Shares of the Corporation are entitled to cumulative voting rights. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. No holders of any Shares of the Corporation are entitled to cumulative voting rights.

Q:    Who counts the votes?
A:    The Corporation’s transfer agent, Computershare, counts and tabulates the proxies.
Q:    If I need to contact the transfer agent, how do I reach them?
A:    You can contact the transfer agent as follows:

by mail:	by telephone or email:
Computershare Investor Services Inc. Proxy Department 100 University Avenue, 8th Floor Toronto, Ontario, M5J 2Y1	within Canada and the United States at 1-800-564-6253 all other countries at (416) 981-9633 or by email: service@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:    Generally, your Shares may be voted in one of two ways:

(i)
Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.

(ii)
If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. By doing so, you are instructing your nominee to appoint you as proxyholder. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, Computershare, upon arrival at the Meeting.

In any event, shareholders must explicitly follow any instructions provided by their nominee.
Q:    Is the vote on the say-on-pay proposal binding on the Board?

A:
No. Because your vote is advisory, it will not be binding upon the Board. However, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:    How can I obtain additional information about Kingsway?

A:
Our Annual Report on Form 10-K for the year ended December 31, 2014, and all amendments thereto (the “Form 10-K”), can be found under the Corporation’s name on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, or on the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov. We will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the record date for the Meeting, and should be directed to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. You may also access the exhibits described in the Form 10-K through our website at www.kingsway-financial.com or through the SEC website at www.sec.gov.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees.

Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.
PARTICULARS OF MATTERS TO BE ACTED UPON
FINANCIAL STATEMENTS
Shareholders will consider the audited financial statements of the Corporation for the fiscal year ended December 31, 2014 together with the auditors’ report thereon. These documents are available on the Corporation’s website at www.kingsway-financial.com and on SEDAR at www.sedar.com, and are also included in the Corporation's Form 10-K for the year ended December 31, 2014 which is found on the EDGAR website at www.sec.gov.
ELECTION OF DIRECTORS
Our articles of incorporation (as amended) (the “Articles”) provide that the Board shall consist of not fewer than one (1) and not more than ten (10) directors. The Board has determined that the number of directors constituting the Board currently be set at five.
All five nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Ontario) (“OBCA”) and the by-laws of the Corporation. In order to be elected, a director nominee must receive a majority of votes cast.
We have adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his election in an uncontested election will be required to immediately submit his resignation to the Audit Committee and the resignation will be effective when accepted by the Board. A contested meeting is defined as a meeting at which the number of directors nominated for election is greater than the number of seats available on the board. The Audit Committee must make a recommendation to the Board to accept or reject the resignation and the Board must act on the Audit Committee’s recommendation within 90 days of the Meeting. The Board shall accept the resignation absent exceptional circumstances. The Corporation shall promptly issue a news release with the board's decision and if the board determines not to accept a resignation, the news release will fully state the reasons for that decision. A director who tenders a resignation pursuant to this Policy will not participate in any meeting of the board or any sub-committee of the board at which the resignation is considered.
Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.
Information set out below is as of April 27, 2015, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2014 is set out in the section entitled “Executive Compensation - Director Compensation Table” of this Circular.
Board of Directors Changes in 2014
On February 21, 2014, on the recommendation of the Nominating and Corporate Governance Committee, the Board expanded the number of directors on the board to five and appointed Gary R. Schaevitz as a director on that date. As a result, the Board subsequently reviewed membership of its committees and made changes to their appointments as well.

BOARD OF DIRECTORS

Gregory P. Hannon Age: 60 Residence: Ontario, Canada Director Since: September 16, 2009 Independent(1)
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing and financial reporting.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board Audit Committee Corporate Governance and Nominating Committee	38/40 8/8 2/2	95% 100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	1,910,250			$10,449,067.50
Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Terence M. Kavanagh Age: 60 Residence: Ontario, Canada Director Since: April 23, 2009 Independent(1)
Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh’s previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. He holds a Bachelor of Law degree from Western University, and an M.B.A. from the Tuck School of Business at Dartmouth College. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board Compensation Committee Audit Committee Investment and Capital Committee Plan Committee	40/40 1/1 8/8 2/2 2/2	100% 100% 100% 100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	1,897,250			$10,377,957.50
Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Gary R. Schaevitz Age: 71 Residence: New York, United States of America Director Since: February 21, 2014 Independent(1)
Gary R. Schaevitz has been employed by Oppenheimer and Co. since 2007 as a Senior Vice President, Investments. Mr. Schaevitz received a Bachelor of Science degree from Michigan State University in 1965. Mr. Schaevitz’ background in the financial markets, including asset management, adds short- and long-term planning and development insight to the Board.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board (as of February 21, 2014) Corporate Governance and Nominating Committee (as of March 3, 2014) Investment Committee (as of March 3, 2014)	31/34 1/2 2/2	91% 100%(5) 100%	None
Shareholdings:
	Common Shares(6)			Value of Common Shares
	305,916			$1,673,360.52
Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Joseph Stilwell Age: 53 Residence: New York, United States of America Director Since: April 23, 2009 Independent(1)
Joseph Stilwell has had over 20 years of experience managing investment funds, with a great deal of his time being dedicated to analyzing financial statements. Mr. Stilwell is also a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board Audit Committee Compensation Committee Plan Committee	39/40 8/8 1/1 2/2	97% 100% 100% 100%	None
Shareholdings:
	Common Shares(7)			Value of Common Shares(4)
	3,772,218			$20,634,032.46
Options:
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	--	--	--	--	--

Larry G. Swets, Jr. Age: 40 Residence: Illinois, United States of America Director Since: September 16, 2013 Not independent
Before joining KFSI in January 2010, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry. Prior to his work at Itasca Financial, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance. Mr. Swets graduated from Valparaiso University and earned a Master’s degree in Finance from DePaul University; he also holds the Chartered Financial Analyst designation. Mr. Swets is qualified to serve on our Board of Directors due to his extensive understanding of KFSI, and his considerable operating, investment and management experience in companies in the insurance industry.

	Board Committee Membership:	Attendance(2)	Public Board Membership:
	Board	40/40	100%	Director, Atlas Financial Holdings, Inc. since December 31, 2010 Director, 1347 Property Insurance Holdings, Inc. since November 2013
	Shareholdings:
	Common Shares			Value of Common Shares(4)
	666,419			$3,645,311.93
	Options(8):
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	3-28-2014	3-27-2018	250,000	$4.50	250,000	$242,500
	3-28-2014	3-27-2018	150,000	$4.50	150,000	$145,500
	TOTALS:	--	400,000	--	400,000	$388,000

Notes:

(1)
“Independent” refers to the standards of independence established under Sections 1.4 and 1.5 of the Canadian Securities’ Administrators National-Instrument 52-110, and section 301 of the Sarbanes-Oxley Act of 2002 and the criteria for independence established by the NYSE and SEC.

(2)	All of the directors attended the 2014 annual meeting of shareholders.

(3)	This aggregate number includes Common Shares beneficially owned, controlled or directed. 1,862,500 Common Shares of the Corporation are held jointly by Mr. Hannon and Mr. Kavanagh.

(4)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE as of April 27, 2015: $5.47.

(5)	Mr. Schaevitz attended 100% of the meetings of the Corporate Governance and Nominating Committee upon his appointment.

(6)	Mr. Schaevitz owns 196,758 Common Shares directly and 109,158 Common Shares indirectly via a trust. Mrs. Sandra Schaevitz has voting and dispositive control over the shares held by the trust.

(7)
Mr. Stilwell owns 162,500 Common Shares directly and is the owner of Stilwell Value LLC, the General Partner of each of Stilwell Activist Fund, L.P. (which owns 189,816 Common Shares), Stilwell Activist Investments, L.P. (which owns 1,211,836 Common Shares), Stilwell Associates, L.P. (which owns 903,066 Common Shares), Stilwell Value Partners III, L.P. (which owns 60,000 Common Shares) and Stilwell Value Partners IV, L.P. (which owns 1,245,000 Common Shares).

(8)
Upon the recommendation of the Compensation Committee and the Plan Committee, the Board awarded an aggregate of 535,000 stock options to certain officers of the Corporation pursuant to the 2013 Equity Incentive Plan.

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name (Age)	Executive Officer Since	Current Position	Previous Business Experience
William A. Hickey, Jr. (56)	August 30, 2010	EVP, CFO and COO
Mr. Hickey has served as Executive Vice President and Chief Operating Officer of the Corporation since August 2010, and as CFO since April 2011. Before joining the Corporation, Mr. Hickey was a Managing Director at the Chicago office of Macquarie Capital, a corporate finance and investment firm, from 2009 to 2010. Mr. Hickey earned his Bachelor of Business Administration degree in accountancy from the University of Notre Dame and a Master of Management degree in finance from the J.L. Kellogg School of Management at Northwestern University.

Hassan R. Baqar (37)	January 9, 2014	VP, Finance
Mr. Baqar has served as Vice President - Finance of the Corporation since January 2014 and as a Vice President of subsidiary Kingsway America Inc. since 2010. Before joining the Corporation, Mr. Baqar was the Director of Finance at Itasca Financial, LLC from 2008 to 2009. He earned a Masters of Business Administration from Northeastern Illinois University and a Bachelor of Accounting and Business Administration from Monmouth College.

CEASE TRADE ORDERS, BANKRUPTCIES, PENALTIES OR SANCTIONS
Except as disclosed below, to the knowledge of management, no nominee for election as a director of the Corporation is, or has been within ten years before the date of this Circular:

1)
a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company (including the Corporation) that (i) was subject to an order that was issued while the nominee was acting in the capacity as director, CEO or CFO or (ii) was subject to an order that was issued after the nominee ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO;

2)
a director or executive officer of any company (including the Corporation) that, while such nominee was acting in that capacity, or within one (1) year of such nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)
became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such nominee.

For the purposes of the foregoing, the term “order” means a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
Mr. Hannon was a director of Delhi Solac Inc., which was placed into bankruptcy on June 6, 2014.
Except as disclosed below, to the knowledge of management, no nominee for election as a director of the Corporation has been subject to:

1)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

2)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
On March 16, 2015, Mr. Stilwell and Stilwell Value LLC, an entity affiliated with Mr. Stilwell and an SEC registered investment adviser, consented to the entry of an administrative SEC order (the “Order”) that alleges violations of Sections 206(2), 206(4), 204 and 207 of the Investment Advisers Act of 1940 (“Advisers Act”), and Rules 206(4)-7 and 206(4)-8 promulgated thereunder for, among other things, failing to adequately disclose certain conflicts of interest presented by inter-fund loans between certain private funds managed by Stilwell Value LLC and/or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. The SEC ordered, among other things, that Mr. Stilwell be suspended for a period of twelve months from association with any broker, dealer, investment adviser, municipal securities dealer, municipal advisor, transfer agent, or nationally recognized statistical rating organization and be prohibited from serving or acting as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter. The SEC also imposed certain civil money penalties upon Mr. Stilwell ($100,000) and Stilwell Value LLC ($250,000).
APPOINTMENT OF AUDITORS
The Board recommends approval of the appointment of BDO USA LLP of Grand Rapids, Michigan (“BDO USA”), the present auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. BDO USA was appointed auditor of the Corporation on September 23, 2010, and has provided services in connection with the audit of our financial statements for the years ended December 31, 2011, December 31, 2012, December 31, 2013 and December 31, 2014; as well as assistance with our Annual Report submitted to the SEC on Form 10-K, and consultation on matters relating to accounting and financial reporting. Representatives of BDO USA LLP are not expected to be present at the Meeting but will be available to respond to appropriate questions in writing.

AUDIT FEES
The aggregate fees billed by BDO USA for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, and for the reviews of the Corporation’s quarterly financial statements were $662,652 in fiscal year 2014 and $684,685 in fiscal year 2013.
AUDIT-RELATED FEES
The aggregate audit-related fees, including expenses reimbursed, billed by BDO USA were zero in fiscal years 2014 and 2013.
TAX FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for tax compliance, tax advice and tax planning services were zero in fiscal years 2014 and 2013.
ALL OTHER FEES
The aggregate fees, including expenses reimbursed, billed by BDO USA for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan were $14,585 in fiscal year 2014 and $14,360 in fiscal year 2013.
The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.
As discussed in the “Report of the Audit Committee” in this Circular, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. In 2004, the Audit Committee considered and pre-approved expenditure limits for the Corporation’s auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditors’ independence. In 2013 and 2014, all audit and non-audit services were pre-approved by the Audit Committee.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the appointment of BDO USA as auditors of the Corporation. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the appointment of BDO USA as auditors of the Corporation.
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
The Corporation is providing shareholders with a non-binding advisory vote to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. Section 14A of the Exchange Act was amended in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act.
At the 2012 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis, in accordance with the recommendations of the Board. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of our named executive officers will be held on an annual basis at least until the next frequency vote is held.

RESOLUTION
The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation's named executive officers, as described in “Executive Compensation” below. Shareholders may abstain from voting, if they so choose. Accordingly, the Corporation is asking its shareholders to approve the following resolution at the Meeting:
RESOLVED that the compensation paid to the Corporation’s named executive officers, including the compensation tables and narrative discussion as contained in the Corporation’s Management Information Circular and Proxy Statement dated April 30, 2015, be and is hereby approved.
As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board. However, the Board and the Compensation Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2014 compensation of the named executive officers, as disclosed in this Circular. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2014 compensation of the named executive officers. The next advisory vote on the approval of the compensation of our named executive officers will occur at the 2016 annual meeting in respect of compensation paid in the fiscal year ending December 31, 2015.
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 - Effective Corporate Governance (“NP 58-201”), which provides guidance on corporate governance practices. In the U.S., the United States Sarbanes-Oxley Act of 2002 (“SOX”) as well as the NYSE listing standards and corporate governance requirements (the “NYSE Provisions”) require similar disclosure.
Except for Mr. Swets, the President and Chief Executive Officer, the current and proposed directors are independent as determined in accordance under Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees (“NI 52-110”), and section 301 of SOX and the criteria for independence established by the NYSE.
During 2014, the Board met 40 times, including in-person and telephonic meetings; in addition, the independent directors held one meeting of the independent directors. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he served. Additionally, the directors often communicate informally to discuss our affairs and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with our Articles, bylaws and applicable law.
The Corporation has adopted a Statement of Corporate Governance Practices which complies with NI 58-101 and with NYSE Provisions. The Statement of Corporate Governance Practices was amended in April 2010 and is periodically reviewed. The Statement of Corporate Governance Practices can be found on the Corporation’s website at www.kingsway-financial.com/governance and is also attached as Schedule “A” to this Circular.
The Corporation has also adopted a written code of ethics applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel which is posted on the Corporation’s website at www.kingsway-financial.com/governance. Any future amendments to the Corporation’s code of ethics for Senior Financial Personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website. The Corporation will provide to any person, without charge, a copy of the code of ethics, upon written request to the Corporation, Attention: Legal Department, 150 Pierce Road, 6th Floor, Itasca, Illinois 60143.
The board has five (5) standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Plan Committee and the Investment and Capital Committee.
The following are reports of Board committees which summarise the mandates and activities of each committee.

BOARD OF DIRECTORS COMMITTEES
THE AUDIT COMMITTEE
The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the Exchange Act and NI 52-110. The Audit Committee selects and engages the Corporation’s independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Corporation’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration. The Audit Committee may, at our expense, retain legal counsel (which may, but need not be, our regular corporate counsel), accountants and other consultants and experts it deems necessary to assist it with its duties.
The Audit Committee consists of three members: Gregory P. Hannon (Chairman), Terence M. Kavanagh and Joseph Stilwell. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE Amex listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) and Rule 10A-3 of the Exchange Act) and that Gregory P. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held 8 meetings in the fiscal year ended December 31, 2014. The responsibilities and duties of the Audit Committee are set out in the Audit Committee's charter, the text of which is set forth in Appendix A to the Corporation’s Annual Information Form dated March 31, 2011 and is available on the Corporation’s website at www.kingsway-financial.com.
The following is a description of the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee:
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc. since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as an auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987.
Terence M. Kavanagh has served as President and a Director of Oakmont Capital Inc. since 1997. Prior to his co-founding of Oakmont Capital Inc., he managed the Brentwood Pooled Investment Fund and also worked as an investment banker in New York and Toronto. Mr. Kavanagh earned a Bachelor of Law degree from Western University and a Master of Business Administration from the Tuck School of Business at Dartmouth College.
Joseph Stilwell, has had over 20 years of experience managing investment funds, with a great deal of his time being dedicated to analyzing financial statements. Mr. Stilwell is also a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics.

Report of the Audit Committee
The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent accountants matters required to be discussed by Auditing Standards No. 16 (Communication with Audit Committees).
The Corporation’s independent auditors also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Corporation’s independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC.
Members of the Audit Committee
Gregory P. Hannon (Chair)
Terence M. Kavanagh
Joseph Stilwell

THE COMPENSATION COMMITTEE
The Compensation Committee held one meeting in the fiscal year ended December 31, 2014. The responsibilities and duties of the Compensation Committee are set out in a written charter adopted by the Board, the text of which is available on the Corporation’s website at www.kingsway-financial.com.
The Compensation Committee’s primary duties and responsibilities are:

•
to assist the Board in discharging its responsibilities in respect of compensation of the Corporation’s executive officers, including setting salary and annual bonus levels for the Corporation’s senior executive officers as well as overseeing the senior staff bonus plans, subject to the approval of the Board;

•	to produce an annual report on executive compensation;

•	to provide recommendations to the Board in connection with directors’ compensation; and

•	to provide recommendations to the Board in connection with succession planning for senior management of the Corporation.
The Compensation Committee’s charter requires all Committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201 and other regulatory requirements. The Board determined that each member of the Compensation Committee in 2014 was independent under the criteria established by the NYSE.
In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Corporation or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and Director compensation.
The Compensation Committee may, at our expense, retain legal counsel (which may, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any such advisor. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.
As of December 31, 2014, the Compensation Committee was comprised of Joseph Stilwell (Chair) and Terence M. Kavanagh.
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Corporate Governance and Nominating Committee held 2 meetings in the fiscal year ended December 31, 2014. The responsibilities and duties of the Corporate Governance and Nominating Committee are set forth in a written charter adopted by the Board, the text of which is available on the Corporation’s website at www.kingsway-financial.com
The Corporate Governance and Nominating Committee’s primary duties and responsibilities are:

•	identifying individuals qualified to become Board members and recommending that the Board select director nominees each year for the next annual meeting of the Corporation’s shareholders; and

•
ensuring that the Audit Committee, Investment and Capital Committee, Corporate Governance and Nominating Committee and Compensation Committee of the Board have the benefit of qualified and experienced “independent” directors.

The charter of the Corporate Governance and Nominating Committee requires that all committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201, the NYSE Provisions and other regulatory requirements. The Board determined that each member of the Corporate Governance and Nominating Committee in 2014 was independent under the criteria established by the NYSE.
The Corporate Governance and Nominating Committee determines criteria regarding personal qualifications needed for Board membership and the Committee considers, reviews qualifications and recommends qualified candidates for Board membership. In doing so, the Corporate Governance and Nominating Committee reviews the composition of the Board to identify skill sets and qualifications which are represented in order to determine which ones are needed. In addition, the Corporate Governance and Nominating Committee reviews the Corporation’s strategic plan to determine its needs with regard to Board composition.
The Corporation believes that the current Board has the mix of the industry knowledge, experience and financial expertise required to provide strong oversight of the Corporation. As of the date of this Circular, no members of the Board of the Corporation are women. The Corporation has two female executive officers. The Board has not adopted targets or goals for Board membership based on race, gender, sexual orientation, religion or national origin. The Board believes that the nomination of individuals to the Board should be made on the basis of the skills, knowledge, experience and character of individual candidates and would strongly consider any substantial equity owner with industry or financial expertise. The Board is of the view that adopting targets could compromise its ability to be responsive to the needs of the Board which may arise over time.
In considering a candidate for nomination as a member of the Board, the Corporate Governance and Nominating Committee will consider criteria such as independence; occupational background; level and type of business experience; number of boards on which the individual serves; equity ownership; and an entrepreneurial mindset. The Corporate Governance and Nominating Committee periodically reviews the Corporation’s Corporate Governance Procedures and recommends changes to the Board. It also evaluates the performance of the Board as a whole and provides feedback to the Board on how the directors, the committees and the Board are functioning. Finally, it evaluates Board practices at the Corporation and other well-managed companies on an annual basis and recommends appropriate changes to the Board and/or its practices.
The Corporate Governance and Nominating Committee will consider recommendations for director candidates submitted by shareholders. Such questions, comments or recommendations should be submitted in writing to the Corporate Governance and Nominating Committee in care of the Office of the Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143.
As of December 31, 2013, the Corporate Governance and Nominating Committee was comprised of Gregory P. Hannon (Chair) and Terence M. Kavanagh. Effective as of March 3, 2014, the Corporate Governance and Nominating Committee was comprised of Gregory P. Hannon (Chair) and Gary R. Schaevtiz.
THE INVESTMENT AND CAPITAL COMMITTEE
The Investment and Capital Committee held two meetings in the fiscal year ended December 31, 2014. In addition, matters relating to the mandate of the Investment and Capital Committee in respect of the Corporation were addressed by the full Board in the fiscal year ended December 31, 2014. The responsibilities and duties of the Investment and Capital Committee are set forth in a written charter adopted by the Board, the text of which is available on the Corporation’s website at www.kingsway-financial.com.
The primary duties and responsibilities of the Investment and Capital Committee include:

•	to assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiaries;

•	to develop and monitor investment and capital policies and guidelines for the Corporation and its subsidiaries;

•	to provide recommendations to the Board in connection with the hiring of external investment managers; and

•	to meet with and monitor the performance of external investment managers.
As of December 31, 2013, the Investment and Capital Committee was comprised of Terence M. Kavanagh (Chair) and Joseph Stilwell. Effective as of March 3, 2014, the Investment and Capital Committee was comprised of Gary R. Schaevitz (Chair) and Terence M. Kavanagh.
THE PLAN COMMITTEE
The 2013 Equity Incentive Plan is administered by the Plan Committee, consisting of Terence M. Kavanagh and Joseph Stilwell. Each member of the Plan Committee is (i) a “nonemployee director” within the meaning of Rule 16b-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) an “outside director” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and (iii) “independent” within the meaning of the rules of the TSX and the NYSE. The Plan Committee held two meetings in the fiscal year ended December 31, 2014.
All awards are evidenced by an agreement containing such provisions not inconsistent with the 2013 Equity Incentive Plan as the Plan Committee approves. The Plan Committee also has the authority to establish rules and regulations for administering the 2013 Equity Incentive Plan and to decide questions of interpretation or application of any provision of the 2013 Equity Incentive Plan. The Plan Committee is authorized to take any action such that all or a portion of the restriction or vesting period on any shares of Restricted Stock will lapse.
The Plan Committee may delegate some or all of its power and authority under the 2013 Equity Incentive Plan to the Board, the President and Chief Executive Officer or such other executive officer of the Corporation as the Plan Committee deems appropriate, except that (i) it may not delegate its power and authority to the Board, the President and Chief Executive Officer or any other executive officer with regard to awards to persons who are “covered employees” within the meaning of Section 162(m) of the Code or are likely to become such while an award is outstanding, and (ii) it may not delegate its power and authority to the President and Chief Executive Officer or any other executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
It is the Corporation’s policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Our directors' attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Statement of Corporate Governance Practices encourages our directors to attend the annual meeting of Shareholders. All of our directors attended our 2014 annual meeting.
BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our President and Chief Executive Officer, Larry G. Swets, Jr., joined our Board on September 16, 2013. Since September 16, 2013, Terence M. Kavanagh has been serving as our independent non-executive Chairman of the Board. The Chairman focuses on the overall strategy of the business and leadership of the Board, including presiding at all Board meetings and the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation’s management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating teamwork and communication among directors; and maintaining frequent contact with the Chief Executive Officer.

The Corporation’s management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation’s corporate governance practices and the Corporation’s executive compensation plans and arrangements. These specific risk categories and the Corporation’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.
EXECUTIVE COMPENSATION
NAMED EXECUTIVE OFFICERS FOR 2014
For 2014, the Corporation’s Named Executive Officers consist of the Corporation’s Chief Executive Officer, the Chief Financial Officer, and the most highly compensated executive officer who was serving the Corporation as an executive officer on December 31, 2014.
The following individuals, holding the respective positions set forth opposite their names, are the Named Executive Officers for 2014:

Name	Title
Larry G. Swets, Jr.	President and Chief Executive Officer
William A. Hickey, Jr.	Executive Vice President, Chief Operating Officer & Chief Financial Officer
Hassan R. Baqar	Vice President

2014 SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation earned during the last two completed fiscal years by the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(3) ($)	Total ($)
Larry G. Swets, Jr., President and CEO	2014 2013	500,000 500,000	800,000(1) 200,000(2)	- -	- -	- -	22,730 9,258	1,322,730 709,258
William A. Hickey, Jr., Executive Vice President, Chief Operating Officer & Chief Financial Officer	2014 2013	360,000 344,875	200,000(1) 60,000(2)	- -	- -	- -	17,551 10,113	577,551 414,988
Hassan R. Baqar, Vice President	2014	170,000	250,000(1)	—	—	—	9,297	429,297

Notes:

(1)	This amount represents a discretionary cash bonus paid to Messrs. Swets, Hickey and Baqar in 2015 for work performed in 2014.

(2)	This amount represents a discretionary cash bonus paid to Messrs. Swets and Hickey in 2014 for work performed in 2013.

(3)
For each Named Executive Officer, amounts reported in this column include employer-paid life insurance premiums and contributions to the Corporation’s 401(k) retirement plan and Employee Stock Purchase Plan. Messrs. Swets, Hickey and Baqar also received executive health compensation.

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Larry G. Swets, Jr.	400,000(1)	n/a	4.50	March 27, 2018	1,382,665(4)	$7,673,791
William A. Hickey, Jr.	100,000(2)	n/a	4.50	March 27, 2018	229,500(5)	$1,273,725
Hassan R. Baqar	35,000(3)	n/a	4.50	March 27, 2018	115,500(6)	$641,025
Notes:

(1)
This amount represents 150,000 options granted March 28, 2014, which were immediately vested and exercisable as of that date, plus 250,000 options granted pursuant to the Option Exchange Program on March 28, 2014, which were immediately vested and exercisable as of that date and replaced previously awarded options.

(2)
This amount represents 50,000 options granted March 28, 2014, which were immediately vested and exercisable as of that date, plus 50,000 options granted pursuant to the Option Exchange Program on March 28, 2014, which were immediately vested and exercisable as of that date and replaced previously awarded options.

(3)
This amount represents 10,000 options granted March 28, 2014, which were immediately vested and exercisable as of that date, plus 25,000 options granted pursuant to the Option Exchange Program on March 28, 2014, which were immediately vested and exercisable as of that date and replaced previously awarded options.

(4)
This amount represents restricted shares awarded March 28, 2014, which become fully vested as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Corporation through such anniversary.

(5)
This amount represents restricted shares awarded March 28, 2014, which become fully vested as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Corporation through such anniversary.

(6)
This amount represents restricted shares awarded March 28, 2014, which become fully vested as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Corporation through such anniversary.

(7)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE as of December 31, 2014: $5.55.

NARRATIVE DISCLOSURE REGARDING POST-TERMINATION ARRANGEMENTS
The Corporation maintains a severance policy for the payment of certain benefits to certain eligible employees of the Corporation, including the Named Executive Officers. Benefits are paid under this policy following a termination of employment in connection with a reduction in work force. Under the policy, upon a qualifying termination of employment, the Named Executive Officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of twelve weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act (COBRA) during the severance period.
Mr. Hickey and Mr. Baqar are entitled to receive severance benefits pursuant to the terms of their respective severance and employment arrangements consisting of twelve months of base salary for a termination of employment by the

Corporation other than for “cause” or by such executive officer for “good reason” (each as defined in the respective severance agreement).
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION – NARRATIVE DESCRIPTION
The Corporation’s director compensation program is currently designed to provide nominal compensation for the risks and responsibilities of being an effective director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Under the non-employee director compensation program, non-employee directors received a single retainer fee, payable quarterly, in the amount of CAD$50,000 annually (or $45,943, based on an averaged exchange rate of $1.0883 for 2014) for 2014. The fee for the Chairman, as well as the Chair of the Audit Committee, was CAD$100,000 annually (or, $91,886, based on an averaged exchange rate of $1.0883 for 2014). In 2014, the exchange rate fluctuated between CAD$1.00 = $1.0639 and $1.1199. The retainers were paid in the currency of the director’s country of residence.
2014 DIRECTOR COMPENSATION
The following table provides information regarding the compensation of our non-employee directors for 2014.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Gregory Hannon	91,931	n/a	91,931
Terence M. Kavanagh	91,931	n/a	91,931
Gary R. Schaevitz	39,175	n/a	39,175
Joseph Stilwell	45,984	n/a	45,984

Notes:

(1)
Amounts reported in this column represent the annual retainer paid to each non-employee director. The annual retainer was paid in the currency of the director’s country of residence and converted to U.S. dollars based on the exchange rates in effect at the time the quarterly payments were made. Messrs. Hannon and Kavanagh were paid in Canadian dollars, and Messrs. Schaevitz and Stilwell were paid in U.S. dollars.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	611,875	$4.50	40,000
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	611,875	$4.50	40,000
The shareholders of the Corporation have approved all equity compensation plans under which securities may be issued. The Corporation had established the Prior Plan for directors, officers and key employees of the Corporation and its subsidiaries.
At the 2013 annual meeting, the shareholders approved the 2013 Equity Compensation Plan, which replaced the Prior Plan with respect to the granting of future equity awards. Under the 2013 Equity Compensation Plan, the Corporation was able to grant stock options that replaced out-of-the-money stock options held by our current employees under the Prior Plan. Such replacement options have a term of four years and an exercise price equal to the exercise price of warrants for the purchase of Common Shares that the Corporation anticipated issuing in connection with a capital raise that occurred in 2013. In addition, the Corporation may grant new stock options to purchase up to an additional 300,000 Common Shares to key employees selected by the Corporation and have the same terms that apply to the replaced options. Pursuant to the 2013 Equity Compensation Plan, the Corporation granted 1,972,345 Restricted Common Shares to certain officers of the Corporation on March 28, 2014. Such Restricted Common Shares vest on the tenth anniversary of the date of grant of the restricted stock, subject to the officer's continued employment through such vesting date.
INDEBTEDNESS OF DIRECTORS AND OFFICERS
No current or former executive officer, director or employee of the Corporation or any of its subsidiaries and no associate or affiliate of any current or proposed director or executive officer of the Corporation was indebted to the Corporation or any of its subsidiaries, or to another entity where such indebtedness was the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.
DIRECTORS’ AND OFFICERS’ INSURANCE
The Corporation has directors’ liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate 2014 annual premium was $633,369, no part of which is payable by the directors and officers. This payment included a partial payment related to the 2013 - 2014 year, a partial payment related to the 2014 - 2015 year, as well as broker fees. The annual insurance coverage under the policy is limited to $20 million per policy year and it contains a deductible of $1 million for indemnifiable losses.

INTERESTS OF INFORMED PERSONS AND OTHERS IN MATERIAL TRANSACTIONS
No director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation’s total assets at year-end for the last two completed fiscal years.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who was a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, executive officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors.
OTHER MATTERS
Management and the Board know of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgment of the person or persons voting the proxy.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA, or call 905-677-8889. Shareholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ANNUAL REPORT
COPIES OF THE ANNUAL REPORT ON FORM 10-K AND ALL AMENDMENTS THERETO (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO INVESTOR RELATIONS, 45 St. Clair Avenue West, Suite 400, Toronto M4V 1K9 Ontario, CANADA. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares of the Corporation on the Record Date. Exhibits to the Form 10-K, and any amendments thereto, will be mailed upon similar request.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2014 and during the subsequent period through the date of this Circular, all directors and officers and other persons subject to Section 16 have complied with all applicable Section 16(a) reporting requirements, other than a Form 4 that was filed February 9, 2014 for Mr. Stilwell reporting a cross-transfer of 125,000 shares that occurred on November 10, 2014 and a Form 4 that was filed March 20, 2015 for Larry G. Swets, Jr. reporting the purchase of 363 shares that occurred on March 16, 2015.
SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING
All proposals of shareholders intended to be included in the Corporation’s proxy statement and management information circular relating to the 2016 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before May 27, 2016 (which would be January 28, 2016). However, if the date of the 2016 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2015 annual meeting, then the deadline for submission pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 is a reasonable time before we begin to print and send the proxy statement and management information circular for the 2016 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attention: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Also, if a shareholder proposal that is intended to be presented at the 2016 annual meeting but not included in the Corporation’s proxy statement and management information circular is received by the Corporation less than 45 calendar days before May 5, 2016 (which would be March 21, 2016), then the persons named in the Corporation's form of proxy for the 2016 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation’s proxy materials.
Notwithstanding such submission deadlines, shareholders may also submit a proposal to be considered at the 2016 annual meeting pursuant to section 99 of the OBCA which sets forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least 60 days before the anniversary of the 2015 annual meeting.
In accordance with section 99 of the OBCA, a proposal for individuals to be nominated to the Board must be signed by one (1) or more shareholders holding in the aggregate not less than 5% of the outstanding Common Shares. Shareholders wishing to make such a formal proposal should refer to the relevant provisions of the OBCA for a description of the procedures to be followed.
With respect to business to be brought before the 2015 Annual Meeting to be held on May 27, 2015, we have not received any notices from shareholders that we were required to include in this Circular.

ADDITIONAL INFORMATION
Financial information about the Corporation is contained in its consolidated financial statements and Management’s Discussion and Analysis for fiscal year ended December 31, 2014, and additional information relating to the Corporation is on SEDAR at www.sedar.com, or on EDGAR at www.sec.gov. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)
the latest Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;

2)
the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2014, together with the accompanying report of the auditors thereon and Management’s Discussion and Analysis with respect thereto; or

3)	this Circular,
please send your request to:
Kingsway Financial Services Inc.
Attention: Investor Relations
45 St. Clair Avenue West, Suite 400,
Toronto, Ontario, Canada
M4V 1K9
The Board has approved the contents of this Circular and the sending of it to the directors, the shareholders and the auditors of the Corporation.
DATED at Toronto, Ontario this 30th day of April, 2015.
By Order of the Board of Directors
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

SCHEDULE “A”
Corporate Governance Procedures
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Board (the "Board") of Kingsway Financial Services Inc. (the "Corporation") has developed and adopted this Statement of Corporate Governance Practices after consideration of the corporate governance guidelines set forth in National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”). The Corporation's corporate governance practices are comprised of a number of policies and resolutions adopted by the Board from time to time. These policies include the mandate for the Board set out in this Statement of Corporate Governance Practices, the charter for each of the Board Committees, the Code of Ethics and the Whistleblower Policy adopted by the Board.
Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) which requires disclosure of the approach of the Corporation to corporate governance. NP 58-201, the United States Sarbanes-Oxley Act of 2002 as well as listing standards and corporate governance requirements of the NYSE have been considered in determining these policies.
Many of the items for which disclosure is required by Form 58-101F1 are dealt with in the mandate of the Board of the Corporation.
MANDATE OF THE BOARD
1.     General
The Board (the "Board") either directly or through board committees is responsible for the management or supervision of the management of the business and affairs of the Corporation with the objective of enhancing shareholder value. The Board believes that sound corporate governance is essential to the well-being of the Corporation, and the promotion and protection of its interests.
The Board has adopted this mandate, which reflects the Corporation's commitment to high standards of corporate governance, to assist the Board in supervising the management of the business and affairs of the Corporation as required under applicable law and the rules and regulations of the stock exchanges upon which the Corporation's shares are listed. The Board regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The Board promotes fair reporting, including financial reporting, to shareholders of the Corporation and other interested persons as well as ethical and legal corporate conduct through an appropriate system of corporate governance, internal controls and disclosure controls. The Board believes that the Corporation is best served by a Board of Directors which functions independently of management and is informed and engaged.
The Board has explicitly delegated to the Audit Committee the obligation to periodically review and provide recommendations, from time to time, on such changes to corporate governance policies as it deems appropriate in light of the Corporation's needs and legal and regulatory developments. These recommendations are reviewed and considered by the Board.
2.     Board Composition
(a)    Board Membership Criteria
The Corporate Governance and Nominating Committee of the Board is responsible for establishing the skills and competencies that the Board considers to be necessary for the Board as a whole to possess. The Corporate Governance and Nominating Committee is also responsible for reviewing the competencies and skills that the Board considers each existing director to possess, and the competencies and skills of each new candidate for the Board. It annually recommends nominees to the Board for nomination at the annual meeting of the Corporation's shareholders. The Board seeks members who have an owner mindset and are, in fact, significant owners. Directors are considered based upon contributions they can make and must have sufficient time to carry out their duties, and not assume other obligations which would materially interfere or be incompatible with board membership. The Board has not adopted targets or goals for Board membership based on race, gender, sexual orientation, religion or national origin and is of the view that adopting targets could compromise its ability to be responsive to the needs of the Board which may arise over time.
(b)    Director Independence
A majority of the directors shall satisfy the independence requirements of the Toronto Stock Exchange and other regulatory authorities. The Board will determine whether a director is an independent director within the meaning of each of Multilateral Instrument 52-110 and the listing standards of the NYSE as the same are amended or replaced from time to time.
The Board will review the independence of all directors on an annual basis and its determinations will be disclosed in the management information circular relating to the annual meeting of the Corporation. To facilitate this review, directors will be asked to provide full information regarding their business and other relationships with the Corporation, its affiliates and with senior management and their affiliates. Directors have an obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board's determination as to their independence.
(c)    Board Size
The Board considers a range from four (4) to seven (7) members as the optimum size for effective decision-making and committee work given the size and scope of the Corporation's operations.
(d)    Term
All directors are elected at the annual meeting of shareholder of the Corporation for a term of one (1) year. The Board does not favor term limits for directors as a forced retirement may deprive the Corporation, and its shareholders, of the contributions of members that have been able to develop valuable insights into the Corporation, its strategy and business operations. Management directors shall offer to resign from the Board upon their resignation, removal or retirement as an officer of the Corporation. The Corporation's Chief Executive Officer may, provided the Board on an annual basis approves, continue to serve as a director after his or her resignation or retirement.
(e)    Service on other Boards
The Board believes that the Corporation can benefit from the experience and insight its members may gain from serving as a director, or in other similar positions for other public companies, government agencies or other entities. In agreeing to assume such roles however, members of the Board must ensure that their commitments do not create inherent conflicts of interest or interfere with their ability to fulfill their duties as members of the Board. The directors must also be mindful of the number of other public company boards and committees on which they serve to ensure that they are able to devote the necessary time to the performance of their duties for the Corporation. Upon accepting an appointment to the Board or a similar position with another public company, a director must advise the Chair of the Corporate Governance and Nominating Committee.
(f)    Directors Duties and Responsibilities
Directors must act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Directors must exercise the degree of care and diligence that a reasonably prudent person would exercise in comparable circumstances. To fulfill this responsibility, each director is expected to:

•	develop and maintain an understanding of the operations of the Corporation, its financial position, objectives and performance;

•	prepare for each meeting including reviewing meeting materials distributed in advance;

•	actively and constructively participate in meetings of the Board and committees of which he or she is a member; and

•	engage in continuing education programs for directors as appropriate.
3.     Board Duties and Responsibilities
In fulfilling its mandate, the Board is, among other things, responsible for the following matters:

(a)    Management Oversight
The Board is responsible for the supervision of the management of the business and affairs of the Corporation. The Board, as permitted by applicable law, delegates to senior management the responsibility for the day-to-day operations of the Corporation.
(b)    Strategic Plan
The approval and assessment of strategic plans and major prospective decisions proposed by management. In furtherance of this obligation the Board will:

•
review and approve on an ongoing basis strategic and business plans developed and proposed by management, which includes realistic goals and takes into account the opportunities and risks of the Corporation's business;

•
approve business and operational policies within which management will operate in relation to acquisitions and dispositions, capital expenditure, public disclosure, finance and investment, risk management, human resources, internal controls over financial reporting, disclosure controls and management information systems;

•	review and adopt corporate and management performance targets consistent with the Corporation's strategic plans;

•
consider whether management has adequately identified the principle risks facing the Corporation and its business and that appropriate procedures are in place to monitor and mitigate such risks where appropriate; and

•	consider whether or not management has adopted processes to comply with applicable legal, regulatory, corporate securities and other compliance matters.
(c)    Financial Reporting and Management

•	review the report of the Audit Committee, which is tasked through its Charter to monitor the integrity of the Corporation’s financial reporting process;

•	approve the Corporation's annual and interim financial statements and related management's discussion and analysis;

•	review and oversee the integrity of the Corporation with respect to its applicable audit, accounting and financial reporting matters;

•	review the integrity of the Corporation's internal controls over financial reporting and management information systems;

•	approve annual operating and capital budgets; and

•	review operating and financial performance results relative to established strategies, plans, budgets and objectives.
(d)    Disclosure
The Board will satisfy itself that appropriate policies and procedures are established regarding public disclosure communications and insider trading. The Board will ensure that such policies establish consistent guidelines for determining what information is material, how such information is to be disclosed and to avoid selective disclosure, making all material disclosures on a widely disseminated basis. The Board will also establish policies aimed at:

•
monitoring internal controls relating to news releases and other public disclosures made by or on behalf of the Corporation to ensure that they are in accordance with applicable disclosure policies, and comply with legal and regulatory requirements;

•	informing all directors, officers and other employees of the Corporation about their obligation to preserve the confidentiality of undisclosed material information about the Corporation; and

•	informing all directors, officers and other employees about prohibitions about illegal insider trading and tipping under applicable law and stock exchange rules.
(e)    Corporate Governance
The Board will, with the advice of the Audit Committee or, where applicable, its other committees:

•	review and update corporate governance standards from time to time;

•	establish committees and approve their respective charters;

•	establish policies and procedure for limiting the authority delegated to each committee and to members of management;

•	establish appropriate processes for the regular evaluation of the effectiveness of the Board and its committees, individual directors and the Chief Executive Officer;

•	develop clear position descriptions for the Chair of the Board and Chief Executive Officer;

•	approve the nomination of directors on the advice of the Corporate Governance and Nominating Committee;

•	review the adequacy and form of directors’ compensation to confirm that it realistically reflects the responsibilities and risk involved in being a director; and

•	provide an opportunity for the independent directors to meet separately at each regularly scheduled Board meeting and at such other times as is appropriate.
(f)    Other Matters
Notwithstanding the delegation to management of the authority to manage the business of the Corporation, the Board must approve the following:

•	any material departure from an established strategy or budget or corporate policy approved by the Board;

•	the entering into of any agreement or transaction the performance of which is material to the Corporation;

•	any offering of securities by the Corporation; and

•	such other matters as the Board may from time to time determine require its approval.
ROLE OF MANAGEMENT
Senior management of the Corporation is responsible for the day-to-day operations of the Corporation. Senior management is responsible for developing strategies to be approved by the Board, and is directly responsible for implementing such approved strategies. Management is also responsible for safeguarding and developing the Corporation's assets with a view to enhancing shareholder value.
The Corporation's governance policies are designed to create autonomy and effective decision-making of management, and to ensure appropriate oversight by the Board and its committees. Senior management, through the Chief Executive Officer, reports to and is accountable to the Board. The Board's approval of the business plan provides a mandate for management to conduct the affairs of the Corporation. Material deviations from the plan must be reported to and considered by the Board.
Management is responsible for developing strategic and business plans, including an annual operating and capital budget, for review and approval by the Board. The Board, in consultation with the Compensation Committee, is responsible for implementing a succession plan for the Chief Executive Officer and establishing objectives against which the Chief Executive Officer's performance is benchmarked. A portion of compensation is determined against defined corporate objectives and personal objectives which are established from time to time. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer. When management performance is inadequate, the Board has the responsibility to bring about appropriate change. When management performance is effective, the Board has the responsibility to reward management accordingly.
BOARD COMMITTEES
1.    General
The Board carries out its responsibilities directly and through the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation Committee, the Investment and Capital Committee, and such other committees as it may establish from time to time.
2.    Composition

All Board committees will be composed solely of Independent Directors who are selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members of the Audit Committee must be Independent Directors and meet the additional independence requirements prescribed by applicable securities laws. Each member of the Audit Committee will also be financially literate within the meaning of National Instrument 52-110.
3.    Committee Chairs
Board committees will each be chaired by an Independent Director who is selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. The chair of each Board committee will:

•	in consultation with the committee members, as appropriate, determine the date, time and location of meetings of the committee;

•	confirm that the committee's activities are consistent with, and fulfill, the duties and responsibilities set forth in its charter;

•	confirm that the duties and responsibilities of the committee, as set forth in its charter, are well understood by the committee members and executed as effectively as possible;

•	convene meetings of the committee as often as necessary to carry out its responsibilities effectively;

•
in consultation with other committee members, as appropriate, review meeting agendas to ensure that required business is brought before the committee to enable the committee to carry out its responsibilities;

•	chair all meetings of the committee;

•	communicate with appropriate members of senior management in fulfilling the duties and responsibilities set forth in the committee's mandate;

•
with the assistance of senior management, ensure that agenda items for all committee meetings are ready for presentation and that adequate information is distributed to committee members in advance of such meetings in order that committee members may properly inform themselves on matters to be acted upon;

•	ensure that minutes are kept of all committee meetings and sign minutes once approved by the committee;

•
report to the Board at its next meeting following any decision or recommendation arising from any meeting of the committee or the signing of a written resolution evidencing a decision or recommendation of the committee, including reporting on the considerations that led to such decision or recommendation; and

•	provide leadership to enable the committee to carry out its responsibilities.
4.    Committee Charter
Each committee has a charter which sets forth its duties and responsibilities, qualifications for membership, procedures for committee member appointment and removal and reporting to the Board. On an annual basis, each committee's charter is reviewed by both the committee itself and the Audit Committee, acting in its role of overseeing corporate governance activities.
5.    Board and Committee Meetings
(a)    Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. Board meetings shall be held not less than quarterly, and more often as is necessary. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Corporation. The Board may also take action from time to time by unanimous written consent. A Board meeting may be called by the Chief Executive Officer or any director.
Each committee meets as often as it determines is necessary to fulfill its responsibilities. The Audit Committee meets not less than quarterly. A meeting of any committee may be called by the committee chair, the Chief Executive Officer or any committee member.

(b)    Agenda
The Chair and the Chief Executive Officer establish the agenda for each Board meeting in consultation with the other directors. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
Committee chairs establish the agenda for each committee meeting. Any committee member may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any committee meeting raise subjects that are not on the agenda for the meeting.
Management distributes an agenda and meeting materials in advance of each Board or committee meeting to allow Board or committee members, as the case may be, sufficient time to review and consider the matters to be discussed.
(c)    Meetings of Independent Directors
To provide open discussion among the Independent Directors, Independent Directors meet separately without management present and at times as is deemed appropriate, but in any event no less than at least annually. Any Independent Director may request such a meeting.
(d)    Distribution of Information
Information that is important to the Board's understanding of the business and its agenda is distributed to directors in advance of Board meetings. Sensitive subject matters may be discussed at a meeting without written materials being distributed in advance of or at the meeting.
(e)    Preparation, Attendance and Participation
Each director is expected to be diligent in attending meetings of the Board, any committee of which he or she is a member and the annual meeting of the shareholders. Meetings of the Board and its committees may be held in person but may, where appropriate, be held by telephone or video conference. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.
(f)    Procedures
Procedures for Board meetings are determined by the Chair unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.
Procedures for committee meetings are determined by the chair of the committee unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.
6.    Director Compensation
The Compensation Committee has the responsibility for recommending to the Board compensation and benefits for service on the Board and on Board committees. Not less often than annually, the Compensation Committee shall review directors' compensation and recommend any changes to the Board.
7.    Director Orientation and Continuing Education
The Corporate Governance and Nominating Committee is responsible for confirming that procedures are in place and resources are made available to provide new directors with a proper orientation to both the Corporation and their duties and responsibilities as directors and to provide other directors with appropriate continuing education opportunities.
In accordance with NI 58-101 and NP 58-201, new directors are provided with details of the Corporation’s organizational structure, the structure of the Board and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Corporation and its material subsidiaries to learn of the functions and activities of the Corporation.

In accordance with NI 58-101 and NP 58-201, the Corporation has a process to provide an orientation and education program for new recruits to the Board. Such orientation and education program consists of orientation sessions with management.
8.    Board Access to Management, Outside Counsel and Advisors
The Board has complete access to members of senior management and the Corporation's outside counsel and advisors. It is the obligation of each director to use good judgment to ensure such contact with senior management is not distracting to the business and operations of the Corporation and that, except as may be inappropriate, the Chief Executive Officer is advised of all retainers with outside counsel and advisors. The Board and its committees may invite any member of senior management, employee, outside advisor or other person to attend any of their meetings.
The Board and any of its committees may retain an outside advisor at the expense of the Corporation at any time and have the authority to determine the advisor's fees and other retention terms, provided that if the fees and expenses of any such outside advisor retained by a committee of the Board exceed, or are expected to exceed, $100,000, the approval of the full Board for such retainer will be required. Individual directors may retain an outside advisor at the expense of the Corporation with the approval of the Board.
9.    Performance Assessment of the Board and its Committees
The Corporate Governance and Nominating Committee will continually review the effectiveness of the Board and its committees in fulfilling their duties and responsibilities. In addition, the Corporate Governance and Nominating Committee will evaluate individual directors to assess their suitability for nomination for re-election.
10.    Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The purpose of the Code is to ensure that the Corporation maintains a high level of trust and integrity and meets high ethical standards. Copies of this Code are available on the Corporation’s website at www.kingsway-financial.com.
The Board monitors compliance with its Code and satisfies itself regarding compliance with its Code by requiring that executives and directors annually certify compliance with the Code.
To ensure that directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest, we require disclosure of all related party transactions and agreements and ask that directors recuse themselves when a conflict arises.
11.    Feedback
The Board welcomes input and comments from shareholders of the Corporation. Input or comments for the Board or its committees should be directed to the Chair.

ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE
PROXY SOLICITATION AGENT:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2

www.kingsdaleshareholder.com

North American Toll Free Phone:

1-866-851-4179

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

Security Class

Holder Account Number

Form of Proxy - Annual and Special Meeting to be held on May 27, 2015

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.
8. To be valid, this proxy must be received by 1:00 pm (Eastern Time) on Monday, May 25, 2015, being the time that is not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or any adjournment or postponement of the meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 1:00 pm, Eastern Time, on May 25, 2015.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

Appointment of Proxyholder

I/We, being holder(s) of Kingsway Financial Services Inc. (the "Corporation") hereby appoint: Terence M. Kavanagh, Chairman of the Board, or failing him, Larry G. Swets, Jr., President and Chief Executive Officer of the Corporation,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of the Corporation to be held at the offices of Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario on Wednesday, May 27, 2015 at 1:00 p.m. (Eastern time) and at any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Gregory P. Hannon	☐	☐	02. Terence M. Kavanagh	☐	☐	03. Gary R. Schaevitz	☐	☐
04. Joseph Stilwell	☐	☐	05. Larry G. Swets, Jr.	☐	☐			

2. Approval of the Appointment of Auditors

	For	Withhold
The appointment of BDO USA LLP as auditors of the Corporation for the ensuing year and authorizing the directors to set their remuneration.	☐	☐

3. Advisory Vote on Executive Compensation

	For	Against	Abstain
Approval, on a non-binding and advisory basis, of the compensation of the named executive officers of the Corporation (say-on-pay).	☐	☐	☐